Exhibit 99.1
Barclays Capital Global Financial Services Conference September 15, 2009 William J. Wheeler Executive Vice-President & CFO, MetLife

Safe Harbor Statement These materials may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe" and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results. Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife's actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.'s filings with the U.S. Securities and Exchange Commission ("SEC"). These factors include: (i) difficult and adverse conditions in the global and domestic capital and credit markets; (ii) continued volatility and further deterioration of the capital and credit markets, which may affect MetLife's ability to seek financing or access its credit facilities; (iii) uncertainty about the effectiveness of the U.S. government's plan to stabilize the financial system by injecting capital into financial institutions, purchasing large amounts of illiquid, mortgage-backed and other securities from financial institutions, or otherwise; (iv) the impairment of other financial institutions; (v) potential liquidity and other risks resulting from MetLife's participation in a securities lending program and other transactions; (vi) exposure to financial and capital market risk; (vii) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife's ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (viii) defaults on MetLife's mortgage and consumer loans; (ix) investment losses and defaults, and changes to investment valuations; (x) impairments of goodwill and realized losses or market value impairments to illiquid assets; (xi) unanticipated changes in industry trends; (xii) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors and for personnel; (xiii) discrepancies between actual claims experience and assumptions used in setting prices for MetLife's products and establishing the liabilities for MetLife's obligations for future policy benefits and claims; (xiv) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (xv) ineffectiveness of risk management policies and procedures, including with respect to guaranteed benefit riders (which may be affected by fair value adjustments arising from changes in MetLife's own credit spread) on certain of MetLife's variable annuity products; (xvi) increased expenses relating to pension and post-retirement benefit plans, (xvii) catastrophe losses; (xviii) changes in assumptions related to deferred policy acquisition costs, value of business acquired or goodwill; (xix) downgrades in MetLife, Inc.'s and its affiliates' claims paying ability, financial strength or credit ratings; (xx) economic, political, currency and other risks relating to MetLife's international operations; (xxi) availability and effectiveness of reinsurance or indemnification arrangements, (xxii) regulatory, legislative or tax changes that may affect the cost of, or demand for, MetLife's products or services; (xxiii) changes in accounting standards, practices and/or policies; (xxiv) adverse results or other consequences from litigation, arbitration or regulatory investigations; (xxv) deterioration in the experience of the "closed block" established in connection with the reorganization of Metropolitan Life Insurance Company; (xxvi) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (xxvii) MetLife's ability to identify and consummate on successful terms any future acquisitions, and to successfully integrate acquired businesses with minimal disruption; (xxviii) MetLife, Inc.'s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; and (xxix) other risks and uncertainties described from time to time in MetLife, Inc.'s filings with the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Explanatory Note on Non-GAAP Financial Information All references in this presentation to net income (loss), net income (loss) per share, operating earnings and operating earnings per share should be read as net income (loss) available to MetLife, Inc.'s common shareholders, net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share, respectively. The historical and forward-looking financial information presented in this presentation includes performance measures which are based on methodologies other than Generally Accepted Accounting Principles ("GAAP"). MetLife analyzes its performance using so-called non-GAAP measures, including operating earnings, operating earnings available to MetLife, Inc.'s common shareholders, operating earnings available to MetLife, Inc.'s common shareholders per diluted common share and operating return on common equity. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, adjustments related to net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife's own credit, net of income tax, each of which can fluctuate significantly from period to period, and adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax, discontinued operations other than discontinued real estate, net of income tax, and net income (loss) attributable to noncontrolling interests, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to MetLife, Inc.'s common shareholders and operating earnings available to MetLife, Inc.'s common shareholders per diluted common share should not be viewed as substitutes for GAAP net income (loss), GAAP net income (loss) available to MetLife, Inc.'s common shareholders and GAAP net income (loss) available to MetLife, Inc.'s common shareholders per diluted common share, respectively. Operating earnings is defined as GAAP net income (loss) attributable to MetLife, Inc., excluding net investment gains and losses, net of income tax; adjustments related to net investment gains and losses, net of income tax; adjustments related to net investment gains and losses of consolidated entities and operating joint ventures reported under the equity method of accounting and the impact of MetLife's own credit, net of income tax; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009, net of income tax; discontinued operations other than discontinued real estate, net of income tax; and net income (loss) attributable to noncontrolling interests. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.'s common shareholders is defined as operating earnings less preferred stock dividends. Operating earnings available to MetLife, Inc.'s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. Operating return on common equity is calculated by dividing operating earnings available to MetLife, Inc.'s common shareholders by average MetLife, Inc. common equity for the period indicated, excluding accumulated other comprehensive income. For the historical periods presented, reconciliations of non-GAAP measures used in the presentation to the most directly comparable GAAP measures are included in the Appendix to the presentation materials for the Company's 2008 Investor Day and the Company's subsequent Quarterly Financial Supplements, and are available on the Investor Relations portion of the Company's website (www.metlife.com).

MetLife's Business Fundamentals Remain Strong in 2Q09 Revenue growth is up; we are gaining market share Underwriting is mixed, but generally favorable Operational excellence is driving solid expense control Investment losses are manageable; valuations are recovering

Sales / Revenues The recession is impacting sales / revenues in the industry, but we have... Record Fixed annuity deposits Record variable annuity deposits Good individual life sales Strong group sales Good closeout activity Significant increase in structured settlement sales Recent up tick in Auto & Home sales Solid international sales Significant mortgage originations And at the same time, we are generally raising prices and / or adjusting product features See Appendix to MetLife, Inc.'s 2008 Investor Day presentation and MetLife, Inc.'s Quarterly Financial Supplement for the corresponding periods for non-GAAP financial information definitions and/or reconciliations. These materials are available on the Investor Relations portion of MetLife, Inc.'s Internet website (www.metlife.com).

Annuity Deposits - Fixed vs. Variable 2Q 08 3Q 08 4Q 08 1Q 09 2Q 09 Fixed Annuities 277 499 4122 3645 949 Variable Annuities 3538 3787 3424 3737 4507 3815 4286 7546 7382 5456 ($ Millions)

Underwriting Results 2007 2008 Q208 Q209 Group Term Life Mortality 0.916 0.923 0.913 0.913 2007 2008 Q208 Q209 Individual Mortality (Gross of Reinsurance) 0.899 0.897 0.897 0.876 2007 2008 Q208 Q209 Individual Mortality (Gross of Reinsurance) 0.864 0.875 0.898 0.749 2007 2008 Q208 Q209 Combined Ratio 0.884 0.91 0.995 0.935 Combined Ratio Ex Cats 0.863 0.83 0.819 0.88 Disability Morbidity Auto & Home Combined Ratio Individual Mortality Group Term Life Mortality

Operating Expenses Operating Expenses See Appendix to MetLife, Inc.'s 2008 Investor Day presentation and MetLife, Inc.'s Quarterly Financial Supplement for non-GAAP financial information definitions and/or reconciliations. These materials are available on the Investor Relations portion of MetLife, Inc.'s Internet website (www.metlife.com).

Investment Performance MetLife's Investment organization... Called the housing bubble early Began preparing for the recession in 2007 Raised cash quickly last Fall to ease any concerns about liquidity Stress Test results show the quality of our investment portfolio Our strong performance is just beginning to show

Q2 08 3Q 08 Q4 08 Q1 09 Q2 09 4 12.8 22.2 24.4 14.6 Net Pre-Tax Unrealized Investment Losses ($ Billions) (40%)

Net Realized Gain/Losses

Investment Income Core investment income Cash & Short term investments decreased from $38B at 12/31/08 to $21B at 6/30/09 Collateral for derivatives was $8B at 12/31/08 and $3B at 6/30/09 Treasuries increased from $21B at 12/31/08 to $28B at 6/30/09 Variable investment income Modest improvement, continued uncertainty

Capital Strength & Ratings Capital levels Statutory earnings Investment losses and impairments Ratings migration in investment portfolio Cash at Holding Company

Earnings Power Business fundamentals are strong Working through investment dislocation Recovery in alternative asset classes uncertain Expenses are well managed Earnings power is recovering